UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 19, 2008
                                                           -------------

                         UNITED FINANCIAL BANCORP, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                       000-52947              74-3242562
------------------------------     -----------------------   -------------------
(State or Other Jurisdiction        (Commission File No.)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


95 Elm Street, West Springfield, Massachusetts                      01089
----------------------------------------------                     --------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (413) 787-1700
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
             ------------

On June 19, 2008, the Board of Directors of United Financial Bancorp, Inc. (the "Company") approved a stock repurchase plan to fund awards of restricted stock contemplated under the Company's 2008 Equity Incentive Plan, which was approved by stockholders at the Company's 2008 Annual Meeting held on June 10, 2008. The Company intends to repurchase up to 359,581 shares or 2.0% of the Company's outstanding shares of common stock from time to time, depending on market conditions, at prevailing market prices in open-market or privately negotiated transactions. The Company anticipates conducting such repurchases in accordance with a Rule 10b5-1 trading plan. A copy of the press release announcing the share repurchase plan is attached as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.
             ---------------------------------

(a)     Not Applicable.

(b)     Not Applicable.

(c)     Not Applicable.

(d)     Exhibits.

        Exhibit No.                      Description
        -----------                      -----------

               99.1                      Press release dated June 20, 2008

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       UNITED FINANCIAL BANCORP, INC.


DATE:  June 20, 2008                   By: /s/ Mark A. Roberts
                                           -----------------------------------
                                           Mark A Roberts
                                           Executive Vice President and
                                           Chief Financial Officer